SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest
event reported):  October 6, 2005
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                           WESTSIDE ENERGY CORPORATION
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             (Exact name of registrant as specified in its Charter)

     Nevada                         0-49837                  88-0349241
(State or other                 (Commission File            (IRS Employer
jurisdiction of Incorporation)      Number)             Identification Number)


     4400 Post Oak Parkway, Suite 2530, Houston, Texas         77027
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     (Address of principal executive offices)                (Zip Code)

                         Registrant's telephone number,
                       including area code: 713/ 979-2660
                                            -------------

                   ------------------------------------------
            (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 4.02   Non-Reliance on Previously Issued Financial Statements or a Related
Audit Report or Completed Interim Review.

            In connection with comments from the U.S. Securities and Exchange Commission (the "Commission"), our officers concluded on October 6, 2005 that certain of our previously issued financial statements included in our Form 10-QSB for the six months ended June 30, 2005 filed on August 9, 2005 should no longer be relied upon because of an error in such financial statements. The error in such financial statements involves a misclassification of seismic expenditures as capitalized oil and gas properties instead of expensed exploration costs. Additionally, interest income has been reclassified as other revenues. Our officers, following a thorough review with our auditors, believe the error in the related financial statements has no impact on our financial condition and cash flow. We filed with the Commission on October 11, 2005 an amended Quarterly Report on Form 10-QSB for the six months ended June 30, 2005 to include restated financial statements. The specific effects of this restatement on our financial statements for the period indicated are as follows:

         * Figures for the following items will increase by $337,627: our exploration expenses, our total expenses, our loss from operations, our net loss and our retained deficit; and

         * Figures for the following items will decrease by $337,627: our oil & gas properties: unproved properties, our net oil & gas properties, our total assets, our total stockholders' equity, and our total liabilities and stockholders' equity.

         Our Chief Executive Officer has discussed the foregoing with Malone & Bailey, PC, our independent auditors.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  WESTSIDE ENERGY CORPORATION
                                  (Registrant)

Date: October 6, 2005             By:/s/ Jimmy D. Wright
                                  -------------------
                                  Jimmy D. Wright,
                                  Chief Executive Officer